February 17, 1999


                                THE UNIFIED FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999


         The Board of Trustees has determined to redeem all outstanding shares of The Laidlaw Fund, effective March 31, 1999, because its small size has made it impossible to manage its portfolio effectively. The Fund is no longer pursuing its investment objective. All common stock in the Fund portfolio has been sold, and the proceeds will be invested in money market instruments of the types described under "Investment Objectives and Policies -- The Taxable Money Market Fund" in the Prospectus. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Prior to March 31, 1999 you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus; or, if you want to ensure that the proceeds from your shares are reinvested without interruption, you may request an exchange for any other Unified Fund (see "Exchange Privilege" in the Prospectus). Please call the Transfer Agent at 1-800-408-4682 for more information.